                               SUBJECT TO REVISION
                      SERIES TERM SHEET DATED MARCH 2, 2000


                 DISCOVER(R) CARD MASTER TRUST I, SERIES 2000-2
                 $750,000,000 FLOATING RATE CLASS A CERTIFICATES
                 $39,474,000 FLOATING RATE CLASS B CERTIFICATES

                             GREENWOOD TRUST COMPANY
                      MASTER SERVICER, SERVICER AND SELLER

         THE CERTIFICATES REPRESENT INTERESTS IN THE DISCOVER CARD MASTER
TRUST I. THE CERTIFICATES ARE NOT OBLIGATIONS OF GREENWOOD TRUST COMPANY OR ANY OF ITS AFFILIATES, AND NEITHER THE CERTIFICATES NOR THE UNDERLYING CREDIT CARD RECEIVABLES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

         THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION ABOUT THE CERTIFICATES; HOWEVER, THIS SERIES TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION ABOUT THE CERTIFICATES. THE INFORMATION IN THIS SERIES TERM SHEET IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. YOU SHOULD READ BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE TRUST AND THE DISCOVER CARD PORTFOLIO MAY NOT PERFORM IN THE FUTURE AS THEY HAVE PERFORMED IN THE PAST. PRICE AND AVAILABILITY OF THE CERTIFICATES MAY CHANGE WITHOUT NOTICE.

         WE HAVE PREPARED THIS SERIES TERM SHEET SOLELY FOR INFORMATIONAL PURPOSES. THIS SERIES TERM SHEET IS NOT AN OFFER TO BUY OR SELL ANY SECURITY, NOR IS IT A REQUEST TO PARTICIPATE IN ANY PARTICULAR TRADING STRATEGY. GREENWOOD MAY NOT OFFER OR SELL THE CERTIFICATES IN ANY STATE WHERE THE OFFER OR SALE IS PROHIBITED. GREENWOOD WILL NOT SELL YOU ANY OF THE CERTIFICATES UNLESS YOU HAVE RECEIVED BOTH THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THE UNDERWRITERS MAY HOLD OR TRADE SECURITIES OF THE TRUST OR GREENWOOD AND MAY ALSO PERFORM INVESTMENT BANKING SERVICES FOR THE TRUST AND GREENWOOD.

MORGAN STANLEY DEAN WITTER
         ABN AMRO INCORPORATED
                 BARCLAYS CAPITAL
                          COMMERZBANK CAPITAL MARKETS
                                  CREDIT LYONNAIS SECURITIES


         THIS SERIES TERM SHEET MAY NOT BE DISTRIBUTED TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2000-2 Supplement to the Pooling and Servicing Agreement.

TITLE OF SECURITIES..................  Discover Card Master Trust I, Series
                                       2000-2 Floating Rate Class A Credit Card
                                       Pass-Through Certificates and Discover
                                       Card Master Trust I, Series 2000-2
                                       Floating Rate Class B Credit Card
                                       Pass-Through Certificates.

INTEREST RATE........................  Class A Certificates: LIBOR plus ___% per year.

                                       Class B Certificates: LIBOR plus ___% per year.

                                       The Trustee will calculate interest on
                                       the Certificates on the basis of the
                                       actual number of days elapsed and a
                                       360-day year.

                                       "LIBOR" will mean the London interbank
                                       offered rate for one-month United States dollar deposits, determined two business days before the start of each interest accrual period.

INTEREST PAYMENT DATES...............  The 15th day of each month (or the next business day), beginning in April 2000.

EXPECTED MATURITY DATES..............  Class A Certificates: March 15, 2005 (or
                                       the next business day). If an
                                       Amortization Event occurs, the Trust will pay principal monthly and the final principal payment may be made before or after March 15, 2005.

                                       Class B Certificates: April 15, 2005 (or the next business day). If an Amortization Event occurs, the Trust will pay principal monthly and the final payment of principal may be made either before or after April 15, 2005. The Trust must generally pay all Class A principal before it pays any Class B principal.

                                       An "Amortization Event" is an event that will cause the Trust to begin repaying principal on a monthly basis.

SERIES TERMINATION DATE..............  The first business day following
                                       September 15, 2007 (or, if September 15,
                                       2007 is not a business day, the second
                                       business day following September 15,
                                       2007). The Series Termination Date is the last day on which the Trust will pay principal on the Certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT).........  The Class B Certificates are subordinated to the Class A Certificates, up to a
                                       specified dollar amount, known as the
                                       "Available Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT........  Initially $98,684,250, which may be reduced, reinstated or increased from
                                       time to time. The Available Subordinated
                                       Amount will increase by:

                                       -  $3,947,370 after a Supplemental Credit
                                          Enhancement Event, if Greenwood has
                                          not made an Effective Alternative
                                          Credit Support Election;

                                       -  $39,473,700 after an Effective
                                          Alternative Credit Support Election,
                                          if a Supplemental Credit Enhancement
                                          Event has not occurred; or

                                       -  $35,526,330 after an Effective
                                          Alternative Credit Support Election,
                                          if a Supplemental Credit Enhancement
                                          Event has occurred.

                                       A "Supplemental Credit Enhancement Event" will occur the first time Standard & Poor's Ratings Services withdraws the long-term debt or deposit rating of Greenwood (or an additional seller, if any) or reduces this rating below BBB -.

                                       "Effective Alternative Credit Support
                                       Election" will mean an effective election made by Greenwood to change the way in which the Trust allocates finance charge collections to this Series. To make this election, Greenwood must deposit additional funds into the cash collateral account discussed below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT).........  Greenwood will arrange to have a cash collateral account established and funded with $59,210,550 for the direct benefit of the Class B investors (the "Credit Enhancement Account") on the date the Certificates are issued. The Trustee may withdraw funds from this account to reimburse the Class B investors for amounts that would otherwise reduce their interest in the Trust or affect their interest payments.

                                       The amount on deposit in this account may decrease or increase on future Distribution Dates. A "Distribution Date" is the 15th calendar day of each month (or the next business day), beginning in April 2000.

                                       The maximum amount of Credit Enhancement as of any Distribution Date will be:

                                       Before an Effective Alternative Credit
                                       Support Election

                                       -  7.5% of the Series Investor Interest
                                          as of the end of the preceding month
                                          (but not less than $7,894,740); or

                                       After an Effective Alternative Credit
                                       Support Election

                                       -  12.5% of the Series Investor Interest
                                          as of the end of the preceding month
                                          (but not less than $7,894,740).

                                       However, if an Amortization Event has
                                       occurred, the maximum amount of Credit
                                       Enhancement will be the amount on deposit in the Credit Enhancement Account on the Distribution Date immediately before the Amortization Event occurred.

                                       "Series Investor Interest" will mean
                                       $789,474,000 minus

                                       -  the amount of principal collections
                                          on deposit for the benefit of
                                          investors in this Series (after giving
                                          effect to losses of principal on
                                          investments of these funds),

                                       -  the aggregate amount of principal
                                          previously paid to investors in this
                                          Series, and

                                       -  the aggregate amount of investor
                                          losses resulting from accounts in
                                          which the receivables have been
                                          charged-off as uncollectible (after
                                          giving effect to all provisions in the
                                          Series Supplement to reimburse these
                                          charged-off amounts).

THE RECEIVABLES......................  The receivables in the Accounts included in the Trust as of February 1, 2000
                                       totaled $28,798,141,352.66.

GROUP EXCESS SPREAD..................  The Certificates initially will be included in the "Group One" group of
                                       series. The three-month rolling average
                                       Group Excess Spread Percentage (as
                                       defined below) was 4.22% for the
                                       Distribution Date in February 2000.

                                       "Group Excess Spread Percentage" for any
                                       Distribution Date is a percentage
                                       calculated by multiplying:

                                       -  twelve, by

                                       -  an amount for all series in Group One
                                          equal to

                                          -  the total amount of finance charge
                                             collections, investment income and
                                             other similar collections allocable
                                             to each series for the prior
                                             calendar month, minus

                                          -  the total amount of interest and
                                             certain fees payable for each
                                             series and the amount of
                                             receivables allocable to each
                                             series that have been charged off
                                             as uncollectible for the prior
                                             calendar month;

                                       and then dividing the product by an
                                       amount equal to the sum of all investor
                                       interests for each series in Group One
                                       (in each case for the Distribution Date).

RATING OF THE INVESTOR CERTIFICATES..  The Trust will only issue the
                                       Certificates if Standard & Poor's has
                                       rated the Class A Certificates "AAA" and the Class B Certificates at least "A" and Moody's Investors Service, Inc. has rated the Class A Certificates "Aaa" and has rated the Class B Certificates at least "A2."

ERISA CONSIDERATIONS.................  Greenwood believes that employee benefit plans subject to ERISA may acquire Class
                                       A Certificates; however, advisers to
                                       these plans should consult their own
                                       counsel. Employee benefit plans subject
                                       to ERISA may not acquire the Class B
                                       Certificates.

LISTING..............................  Greenwood expects to list the
                                       Certificates on the Luxembourg Stock
                                       Exchange to facilitate trading in
                                       non-U.S. markets.

                           COMPOSITION OF THE ACCOUNTS

         We have set forth information below about the Accounts that are part of the Trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

         GEOGRAPHIC DISTRIBUTION. As of February 1, 2000, the following five states had the largest receivables balances :

             STATE                            PERCENTAGE OF TOTAL RECEIVABLES
             -----                                 BALANCE IN THE ACCOUNTS
                                                   -----------------------
             California.....................               11.1%
             Texas..........................                9.3%
             New York.......................                6.7%
             Florida........................                6.0%
             Illinois.......................                5.1%

         CREDIT LIMIT INFORMATION. As of February 1, 2000, the Accounts had the following credit limits:

                                                                    PERCENTAGE
                                                      RECEIVABLES    OF TOTAL
                                                      OUTSTANDING  RECEIVABLES
CREDIT LIMIT                                            (000'S)    OUTSTANDING
------------                                            -------    -----------
Less than or equal to $1,000.00....................   $   358,686        1.2%
$1,000.01 to $2,000.00.............................   $ 1,832,978        6.4%
$2,000.01 to $3,000.00.............................   $ 2,177,895        7.6%
Over $3,000.00.....................................   $24,428,582       84.8%
                                                      -----------     -------
  Total............................................   $28,798,141      100.0%
                                                      ===========     =======

         SEASONING. As of February 1, 2000, 95.6% of the Accounts were at least 24 months old. The ages of Accounts as of February 1, 2000 were distributed as follows:

                                                       PERCENTAGE   PERCENTAGE
             AGE OF ACCOUNTS                          OF ACCOUNTS  OF BALANCES
             ---------------                          -----------  -----------
             Less than 12 Months....................       0.0%        0.0%
             12 to 23 Months........................       4.4%        2.3%
             24 to 35 Months........................       7.5%        7.2%
             36 Months and Greater..................      88.1%       90.5%
                                                        ------       -----
                                                         100.0%      100.0%
                                                        ======       =====

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of February 1, 2000, the Accounts had the following delinquency statuses:

                                                        AGGREGATE
                                                         BALANCES    PERCENTAGE
             PAYMENT STATUS                              (000'S)    OF BALANCES
             --------------                             ----------- -----------
             Current.................................   $24,862,002      86.3%
             1 to 29 Days............................   $ 1,883,184       6.5%
             30 to 59 Days...........................   $   756,874       2.6%
             60 to 89 Days...........................   $   474,815       1.7%
             90 to 119 Days..........................   $   332,398       1.2%
             120 to 149 Days.........................   $   270,684       0.9%
             150 to 179 Days.........................   $   218,184       0.8%
                                                        -----------     -----
                                                        $28,798,141     100.0%
                                                        ===========     =====

                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

         GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of November 30, 1999, the following five states had the largest receivables balances:

                                        PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                              OF DISCOVER CARD PORTFOLIO
             STATE                              AS OF NOVEMBER 30, 1999
             -----                      ---------------------------------------
             California...............             11.7%
             Texas....................              9.0%
             New York.................              7.1%
             Florida..................              6.0%
             Illinois.................              5.2%

         No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of November 30, 1999.

         CREDIT LIMIT INFORMATION. As of November 30, 1999, the accounts in the Discover Card portfolio had the following credit limits:

                                                                    PERCENTAGE
                                                      RECEIVABLES    OF TOTAL
                                                      OUTSTANDING   RECEIVABLES
         CREDIT LIMIT                                  (000'S)      OUTSTANDING
         ------------                                  -------      -----------
         Less than or equal to $1,000.00..........  $    566,323        1.6%
         $1,000.01 to $2,000.00...................  $  2,269,765        6.3%
         $2,000.01 to $3,000.00...................  $  2,591,946        7.2%
         Over $3,000.00...........................  $ 30,462,870       84.9%
                                                      -----------     -----
           Total..................................  $ 35,890,904      100.0%
                                                      ===========     =====

         SEASONING. As of November 30, 1999, 81.3% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of November 30, 1999 were distributed as follows:

                                                 PERCENTAGE       PERCENTAGE
             AGE OF ACCOUNTS                     OF ACCOUNTS      OF BALANCES
             ---------------                     -----------      -----------
             Less than 12 Months................     13.8%           14.0%
             12 to 23 Months....................      4.9%            2.6%
             24 to 35 Months....................      5.6%            5.6%
             36 Months and Greater..............     75.7%           77.8%
                                                    -----           -----
                                                    100.0%          100.0%
                                                    =====           =====

         SUMMARY YIELD INFORMATION. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:


                                TWELVE MONTHS ENDED  TWELVE MONTHS ENDED  ELEVEN MONTHS ENDED
                                 NOVEMBER 30, 1999    NOVEMBER 30, 1998    NOVEMBER 30, 1997
                                 -----------------    -----------------    -----------------
Aggregate Monthly Yields (1)
Excluding Recoveries (2)          17.48%              18.02%               18.19%
Including Recoveries (3)          18.26%              18.76%               18.90%

----------------------------

(1) Greenwood calculates the "Monthly Yield" by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, and overlimit fees. "Aggregate Monthly Yield" is the average of Monthly Yields annualized for each period shown.

(2) Aggregate Monthly Yield excluding any recoveries received with respect to charged-off accounts.

(3) Aggregate Monthly Yield including recoveries received with respect to charged-off accounts. Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.

         SUMMARY CURRENT DELINQUENCY INFORMATION. As of November 30, 1999, the accounts in the Discover Card portfolio had the following delinquency statuses:

                                                   AGGREGATE
                                                    BALANCES     PERCENTAGE
  PAYMENT STATUS                                    (000'S)     OF BALANCES
  --------------                                    -------     ----------
  Current......................................   $31,329,353       87.3%
  1 to 29 Days.................................   $ 2,275,470        6.3%
  30 to 59 Days................................   $   823,126        2.3%
  60 to 89 Days................................   $   547,179        1.5%
  90 to 119 Days...............................   $   377,712        1.1%
  120 to 149 Days..............................   $   301,112        0.8%
  150 to 179 Days..............................   $   236,952        0.7%
                                                  -----------      -----
                                                  $35,890,904      100.0%
                                                  ===========      =====

         SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:


                   AVERAGE OF TWELVE MONTHS   AVERAGE OF TWELVE MONTHS     AVERAGE OF ELEVEN MONTHS
                    ENDED NOVEMBER 30, 1999   ENDED NOVEMBER 30, 1998      ENDED NOVEMBER 30, 1997
                    -----------------------   -----------------------      ------------------------
                   DELINQUENT                 DELINQUENT                   DELINQUENT
                     AMOUNT                     AMOUNT                       AMOUNT
                    (000'S)    PERCENTAGE(1)    (000'S)   PERCENTAGE (1)     (000'S)     PERCENTAGE (1)
                   ----------  -------------  ----------  --------------   -----------   --------------

30-59 Days.....    $  791,325     2.6%        $ 759,521       2.6%         $  743,464         2.6%
60-89 Days.....    $  471,838     1.5%        $ 456,059       1.5%         $  432,410         1.5%
90-179 Days...     $  815,619     2.6%        $ 853,961       2.9%         $  803,204         2.8%
                   ----------     ----        ---------       ----         ----------         ----
Total............. $2,078,782     6.7%        $2,069,541      7.0%         $1,979,078         6.9%
                   ==========     ----        ==========      ====         ==========         ====

---------------------------------

(1) Greenwood calculates the percentages by dividing the Delinquent Amount by the Average Receivables Outstanding for each period. The "Delinquent Amount" is the average of the monthly ending balances of delinquent accounts during the periods indicated. The "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.

         SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:


                                         TWELVE MONTHS ENDED     TWELVE MONTHS ENDED     ELEVEN MONTHS ENDED
                                          NOVEMBER 30, 1999       NOVEMBER 30, 1998       NOVEMBER 30, 1997
                                          -----------------       -----------------       -----------------
                                                               (DOLLARS IN THOUSANDS)
Average Receivables Outstanding(1)...       $31,554,086           $ 29,749,158            $ 28,403,076
Gross Charge-Offs....................       $ 1,955,514           $  2,215,002            $  1,891,601
Gross Charge-Offs as an Annualized
  Percentage of Average Receivables                6.20%                  7.45%                   7.27%
  Outstanding(2).....................

------------------------------

(1) "Average Receivables Outstanding" is the average of the monthly average amount of receivables outstanding during the periods indicated.

(2) Recoveries received with respect to receivables in the Trust that have been charged off as uncollectible (including the proceeds of sales of these receivables by the Trust, but excluding proceeds of sales of charged-off receivables that Greenwood has removed from the Trust) are included in the Trust and are treated as finance charge collections.


         SUMMARY PAYMENT RATE INFORMATION (1). The accounts in the Discover Card portfolio have had the following historical monthly payment rates:


                                      TWELVE MONTHS ENDED       TWELVE MONTHS ENDED     ELEVEN MONTHS ENDED
                                       NOVEMBER 30, 1999         NOVEMBER 30, 1998       NOVEMBER 30, 1997
                                       -----------------         -----------------       -----------------
Average Monthly Payment Rate(2)...           16.73%                   15.42%                   14.51%
Highest Monthly Payment Rate......           17.83%                   17.01%                   16.31%
Lowest Monthly Payment Rate.......           15.19%                   13.90%                   12.41%

-----------------------
(1) Greenwood calculates the "Monthly Payment Rate" by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month.

(2) Greenwood calculates the "Average Monthly Payment Rate" for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period.